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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 29, 1997, in the Registration Statement (Form S-11 ) of Entertainment Properties Trust.

Ernst & Young LLP
Kansas City, Missouri
November 11, 1997